                                                   Filed in the Department of
                                                   State on FEB 01 1990
                                                   /s/ Christopher A. Lewis
                                                   -----------------------------
                                                   Secretary of the Commonwealth

                          COMMONWEALTH OF PENNSYLVANIA
                    DEPARTMENT OF STATE - CORPORATION BUREAU
                           306 NORTH OFFICE BUILDING
                              HARRISBURG, PA 17120
                                   640114-004

                              ARTICLES OF DIVISION
                                  1549857-001

1.   QC, Inc.
     1205 Industrial Highway
     Southampton, PA 18966

     Pursuant to the annexed Plan of Division, the name of the dividing corporation, QC, Inc., has been changed to QC Industries, Inc. and the new corporation formed pursuant hereto assumed the name QC, Inc.

2. Incorporated June 16, 1976 pursuant to the Business Corporation Law of Pennsylvania, Act of May 5, 1933, P.L. 364.

3.   The dividing corporation will survive the division.

4. The name and address of the new domestic business corporation resulting from the division is:

          QC, Inc.
          1205 Industrial Highway
          Southampton, Pennsylvania 18966

6. The Plan of Division was adopted with unanimous shareholder approval and unanimous written consent of all of the directors effective February 1, 1990.

7.   The Plan of Division is annexed hereto.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Division to be signed by a duly authorized officer and its corporate seal duly attested by another such officer, to be hereunto affixed this 10th day of January, 1990.

                                        QC Industries, Inc.

Attest: /s/ Elinor M. Hamilton          By /s/ Allen D. Schopbach
        -------------------------       ---------------------------------
        Secretary                          President

[Corporate Seal]

                                    QC, INC.

                                PLAN OF DIVISION

Pursuant to the provisions of the Pennsylvania General Association Act of December 21, 1988, P.L. 1444 No. 177, Sec. 1951, et seq., QC, Inc. proposes the following Plan of Division.

     1.   QC, Inc. shall be divided into two corporations.

     2. QC, Inc. shall survive the division and shall change its name to QC Industries, Inc.

     3.   The new corporation shall assume the name QC, Inc.

     4. The Articles of Incorporation of the dividing corporation shall be the Articles of Incorporation of the surviving corporation and shall remain unchanged.

     5. The Articles of Incorporation of the new corporation shall be as annexed hereto.

     6. The directors and officers of the dividing corporation shall be the initial directors and officers of each of the resulting corporations.

     7. The surviving corporation shall transfer and vest in the new corporation certain equipment and cash to enable the new corporation to commence operations efficiently as a going corporation.

     8. The new corporation shall transfer and vest in the surviving corporation all of the authorized stock of the new corporation in exchange for the equipment and cash transferred and conveyed to the new corporation by the surviving corporation.

     9. The new corporation shall assume all liabilities of the surviving corporation except liabilities owed to Atlantic Dairy Cooperative.

    10. On and after the effective date of the division, each of the resulting corporations shall thenceforth be responsible as separate and distinct corporations only for such liabilities as each corporation may undertake or incur in its own name.

Approved by the Board of Directors of QC, Inc. the 10th day of January, 1990.


                                        /s/ Allen D. Schopbach
                                        ---------------------------------
                                        President

APPLICANT'S ACCT NO.                               Filed this 16th day of -----
                                                       June        1976
DSCB:BCL--264 (Rev. 8-72)      3-1-76:25  885      ----------------------------
                         ----------------------    Commonwealth of Pennsylvania
Filing Fee: $75           (Line for numbering)       Department of State
illegible                       634030                /s/ C. DeLowe Tucker
                                                   Secretary of the Commonwealth
Articles of           COMMONWEALTH OF PENNSYLVANIA
Incorporation-            DEPARTMENT OF STATE
Illegible Business        CORPORATION BUREAU
Corporation

-------------------------------------------------------------------------------
                                                         (Box for Certification)

     In compliance with the requirements of section 204 of the Business Corporation Law, act of May 5, 1933 (P.L. 364) (15 P.S. Section 1204) the undersigned, desiring to be incorporated as a business corporation, hereby certifies (certify) that:

1.   The name of the corporation is:

     ISQC, INC.
-------------------------------------------------------------------------------

2. The location and post office address of the initial registered office of the corporation in this Commonwealth is:

                    1225 Industrial Highway, Southampton, Pennsylvania 18966, County of Bucks

3. The corporation is incorporated under the Business Corporation Law of the Commonwealth of Pennsylvania for the following purpose or purposes:

          To engage in any lawful act or activity for which corporations may be organized under the Pennsylvania Business Corporation Law.



4.   The term for which the corporation is to exist is:  perpetual.
                                                         ----------------------

5. The aggregate number of shares which the corporation shall have authority to issue is:

          One Thousand (1,000) shares of Common stock, of the par value of One Dollar ($1.00) per share.

PA -- 1343 -- 12/4/73

                                                                 3-1-76:25   886

6.   Shareholders shall not have the right of cumulative voting.

7. Any corporate action upon which a vote of shareholders is required or permitted may be taken with the written consent of shareholders holding not less than two-thirds (2/3) of all of the stock entitled to vote upon the action if a meeting were held; provided that in no case shall the written consent be by holders having less than the minimum percentage of the vote required by statute for the proposed corporate action.

8. The directors may make, alter, amend and repeal the by-laws subject to the power of the shareholders to change such action.

9. The names and addresses of each of the first directors, who shall serve until the first annual meeting are:

NAMES                    ADDRESSES
Lester O. Jones          Medford, New Jersey 08055
Daniel L. Martin         R1, Box 234
                         Manheim, Pennsylvania 17545
Ivo V. Otto, Jr.         R6, Box 5534
                         Carlisle, Pennsylvania 17013
James E. Honan           20 S. Shirley Avenue
                         Moorestown, New Jersey 08057
Earl W. Cook             1985 Huntingdon Road
                         Huntingdon Valley, Pa. 19006
Albert F. Zimmermann     60 New Road
                         Southampton, Pennsylvania 18966

DSCB:BCL - 204 (Rev. 8-72)-2                               3-1-76:25   887

10. The name(s) and post office address(es) of each incorporator(s) and the number and class of shares subscribed by each incorporator(s) is (are):


   NAME                       ADDRESS              NUMBER AND CLASS OF SHARES
                   including street and number of [illegible]


                       123 South Broad Street
John Morrissey         Philadelphia, Pa. 19109             1 Common
-----------------------------------------------------------------------------
                       123 South Broad Street
George Lewis           Philadelphia, Pa. 19109             1 Common
-----------------------------------------------------------------------------
                       123 South Broad Street
M. E. Gahan            Philadelphia, Pa. 19109             1 Common
-----------------------------------------------------------------------------


     IN TESTIMONY WHEREOF, the Incorporator(s) has (have) signed and sealed
these Articles of Incorporation this   15th   day of June       1976.
                                      ------        -----------,



/s/ John Morrissey                     /s/ George Lewis
------------------  (SEAL)             ----------------------(SEAL)
    John Morrissey                         George Lewis

                                       /s/ M.E. Gahan
                                       ----------------------(SEAL)
                                           M.E. Gahan


INSTRUCTIONS FOR COMPLETION OF FORM:

     A. For general instructions relating to the Incorporation of business corporation see 19 Pa., Code Ch. 35 (relating to business corporations generally). These instructions relate to such matters as corporate name, stated purposes, term of existence, authorized share structure and related authority of the board of directors, inclusion of names of first directors in the Articles of Incorporation, optional provisions on cumulative voting for election of directors, etc.

     B. One or more corporations or natural persons of full age may incorporate a business corporation.

     C. Optional provisions required or authorized by law may be added as
        Paragraphs 7, 8, 9..... etc.

     D. The following shall accompany this form:

        (1) Three copies of Form DSCB:BCL--206 (Registry Statement Domestic or Foreign Business Corporation).

        (2) Any necessary copies of Form DSCB:17.2 (Consent to Appropriation of
            Name) or Form DSCB 17.3 (Consent to Use of Similar Name).

        (3) Any necessary governmental approvals.

     E. BCL Section 205 (15 Pa. Section 1205) requires that the incorporators shall advertise their intention to file or the corporation shall advertise the filing of articles of incorporation. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

                                                 3-176;42                   1664

APPLICANT'S ACC'T NO. 640114                     Filed this 30th day of
DSCB:BCL-903 (Rev. 8-72)                         September, 1976
Filing Fee: $3[illegible] plus $2[illegible]     Commonwealth of Pennsylvania
for each party corporation                       Department of State
is excess of
[illegible]                                      Effective 10/1/76 at 12:01
Articles of Merger-
Business Corporation                             /s/ C. DeLowe Tucker
                                                 Secretary of the Commonwealth

                         -----------------------------
                              (Line for numbering)

                          COMMONWEALTH OF PENNSYLVANIA
                              DEPARTMENT OF STATE
                               CORPORATION BUREAU
--------------------------------------------------------------------------------
     In compliance with the requirements of section 903 of the Business Corporation Law, act of May 5, 1933 (P.L. 364) (15 P.S. #1903), the undersigned corporations, desiring to effect a merger, hereby certify that:

1. The name of the corporation surviving the merger is: ISQC, INC. which, with the filing of these Articles of Merger, changes its name to QC, INC.
--------------------------------------------------------------------------------
2.   (Check and complete one of the following):

     [X] The surviving corporation is a domestic corporation and the location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

     1225 Industrial Highway
--------------------------------------------------------------------------------
            (NUMBER)                                       (STREET)

     Southampton                      Pennsylvania          18966
--------------------------------------------------------------------------------
       (CITY)                                               (ZIP CODE)

     [ ] The surviving corporation is a foreign corporation incorporated under the laws of ------------------------------- and the location of its office
                 (NAME OF JURISDICTION)
registered with such domiciliary jurisdiction is:

--------------------------------------------------------------------------------
            (NUMBER)                                       (STREET)

--------------------------------------------------------------------------------
       (CITY)                   (STATE)                     (ZIP CODE)

     The location of its registered office in this Commonwealth is:

--------------------------------------------------------------------------------
            (NUMBER)                                       (STREET)
                                     Pennsylvania
--------------------------------------------------------------------------------
       (CITY)                                               (ZIP CODE)

3. The name and the location of the registered office of each other domestic business corporation and qualified foreign business corporation which is a party to the plan of merger are as follows:

                         QC, INC.
                         1205 Industrial Highway
                         Southampton, Pennsylvania

     The name and the location of the registered office of each other foreign business corporation, not qualified in Pennsylvania and party to the merger are as follows:

                         None


[PA - 1863 - 4/28/74]

DSC8:BCL--903 (Rev. 8-72)-2                                   3-1-76;42     1665
4. (Check, and if appropriate, complete one of the following):

     [ ] The plan of merger shall be effective upon filing these Articles of Merger in the Department of State.

     [X]  The plan of merger shall be effective on October 1, 1976 at 12:01 A.M.
                                                   ---------------    ----------
                                                       (DATE)           (HOUR)

5. The manner in which the plan of merger was adopted by each domestic corporation is as follows:

     NAME OF CORPORATION                                   MANNER OF ADOPTION
--------------------------------------------------------------------------------
     ISQC, INC. - unanimous resolution of all of the shareholders and directors.

     QC, INC.   - unanimous resolution of all of the shareholders and directors.

6. XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

7. The plan of merger is set forth in Exhibit A, attached hereto and made a part hereof.

8. XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXX

                                                        3-1-76;42           1666

DSC8:BCL--803 [Rev.8-72]-3

     IN TESTIMONY WHEREOF, each undersigned corporation has caused these Articles of Merger to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 30th day of September, 1976.

                                           ISQC, INC.
                                         ---------------------------------------
                                                (NAME OF CORPORATION)

                                     By: /s/ Earl W. Cook
                                         ---------------------------------------
                                                     (SIGNATURE)

                                         President
                                         ---------------------------------------
                                         (TITLE-PRESIDENT, VICE PRESIDENT, ETC.)

Attest:

             /s/ James E. Honan
--------------------------------------------
               (SIGNATURE)

Secretary
--------------------------------------------
(TITLE SECRETARY, ASSISTANT SECRETARY, ETC.)

CORPORATE SEAL:

                 [ISQC, INC.
                    C.S.
                    1976
                PENNSYLVANIA]


                                           QC, INC.
                                         ---------------------------------------
                                                (NAME OF CORPORATION)

                                     By: /s/  Earl W. Cook
                                         ---------------------------------------
                                                     (SIGNATURE)

                                           President
                                         ---------------------------------------
                                         (TITLE-PRESIDENT, VICE PRESIDENT, ETC.)

Attest:

            /s/ James E. Honan
--------------------------------------------
               (SIGNATURE)

Secretary
--------------------------------------------
(TITLE SECRETARY, ASSISTANT SECRETARY, ETC.)

CORPORATE SEAL:

                  [QC, INC.
                    C.S.
                    1962
                PENNSYLVANIA]








(PR. - 1863)]

                                                        3-1-76:42           1667


                                 PLAN OF MERGER

     The Corporations, ISQC, INC. and QC, INC., prescribe the terms, conditions and plan of merger and of carrying the same into effect, as follows:

     FIRST:    ISQC, INC. and QC, INC. shall be and hereby are merged into a single corporation, by the said QC, INC. being merged into ISQC, INC., which shall be the surviving corporation.

     SECOND:   The terms and conditions of the merger are as follows:

          (1) The by-laws of the surviving corporation as they shall exist on the effective date of this agreement shall be and remain the by-laws of the surviving corporation until the same shall be altered, amended, or repealed as therein provided.

          (2) The directors and officers of the surviving corporation shall continue in office until the next annual meeting of stockholders and until their successors shall have been elected and qualified.

          (3)  This merger shall become effective on October 1, 1976 at 12:01
A.M.

          (4) Upon the merger becoming effective, all the property, rights, privileges, franchises, patents, trademarks, licenses, registrations, agreements and other assets of every

                                                                  3-1-76:42 1668

kind and description of the merged corporation shall be transferred to, vested in and devolve upon the surviving corporation without further act or deed and all property, rights, and every other interest of the surviving corporation and the merged corporation shall be as effectively the property of the surviving corporation and the merged corporation shall be as effectively the property of the surviving corporation as they were of the surviving corporation and the merged corporation respectively.

     (5) The surviving corporation shall be subject to all the debts, liabilities, obligations and duties of the merged corporation to the same extent as if such debts, liabilities, obligations and duties had been incurred or contracted by it.

     (6) At any time prior to the filing of Articles of Merger with the Department of State, the plan may be terminated by the Board of Directors of any corporation which is a party to the plan notwithstanding approval of the plan by the shareholders of all or any of the corporations which are parties to the plan.

     THIRD: Article One (1) of the Articles of Incorporation of ISQC, INC., as in effect on the date of the merger provided for in this agreement, shall be amended to change the name of the Corporation from ISQC, INC., to QC, INC., otherwise the Articles of Incorporation shall continue in full force and effect as the Articles of Incorporation of the corporation surviving this merger.

                                                                3-1-76:42   1669


          FOURTH: The manner of converting the outstanding shares of the capital stock of the merged corporation into the shares of the surviving corporation shall be as follows:

          The surviving corporation owns 100% of the issued and outstanding capital stock of the merged corporation. The stock of the merged corporation will be cancelled by the surviving corporation and no shares of the surviving corporation will be issued in exchange therefore.

Approved: September 30, 1976

ISQC, INC.                        QC, INC.

BY: /s/ Earl W. Cook              BY: /s/ Earl W. Cook
_____________________________     ______________________________
     President                          President

ATTEST: /s/ James E. Honan        ATTEST: /s/ James E. Honan
_____________________________     ______________________________
     Secretary                           Secretary

Filed in the Department of State on the       day of          ,
1976.


                                                   _____________________________
                                                   Secretary of the Commonwealth

                                      -3-